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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 24, 1997

                             MCN ENERGY GROUP INC.
             (Exact name of registrant as specified in its charter)

       MICHIGAN                   1-10070                   38-2820658
State of Incorporation       (Commission File            (I.R.S. Employer
                                   Number)              Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN                         48226
(Address of principal executive offices)                      (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 256-5500
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ITEM 5. OTHER EVENTS

        MCN Energy Group Inc. ("MCN" or the "Registrant") is filing herewith the following in connection with the offering of its Common Stock (par value $.01 per share) pursuant to the registration statement of the Registrant, among others, on Form S-3 (No. 333-21175) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                           EXHIBIT

5.1          U.S. Purchase Agreement dated June 24, 1997 with respect to the
             Common Stock.

5.2 International Purchase Agreement dated June 24, 1997 with respect to the Common Stock.



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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MCN ENERGY GROUP INC.

                                  By  /s/ Sebastian Coppola
                                      ---------------------------
                                      Sebastian Coppola
                                      Senior Vice President and Treasurer

Date: June 25, 1997

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                                EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

5.1          U.S. Purchase Agreement dated June 24, 1997 with respect to the
             Common Stock.

5.2 International Purchase Agreement dated June 24, 1997 with respect to the Common Stock.